SUPPLEMENT DATED OCTOBER 14, 2015 TO

THE SUMMARY PROSPECTUS

OF MARKET VECTORS ETF TRUST

DATED FEBRUARY 1, 2015, AND SUPPLEMENTED ON SEPTEMBER 4, 2015

This Supplement updates certain information contained in the above-dated Summary Prospectus for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors MSCI Emerging Markets Quality Dividend ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website at www.marketvectorsetfs.com.

At a meeting held on September 3, 2015, the Board of Trustees of the Trust unanimously approved the termination and winding down of the Fund, which is expected to happen on or about October 16, 2015.

The Fund ceased trading its shares on NYSE Arca, Inc. after the close of business on Friday, September 18, 2015. The Fund has commenced liquidation and expects to distribute its remaining proceeds or assets to shareholders (the “Liquidating Distribution”) on or about October 16, 2015.

Shareholders who hold shares of the Fund on the Fund’s liquidation date will receive a Liquidating Distribution with a value equal to their proportionate ownership interest in the Fund on that date. The Fund’s liquidation and payment of the Liquidating Distribution may occur prior to or later than the dates listed above and, in such case, shareholders will be notified of such change.

Shareholders who receive a Liquidating Distribution generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

Shareholders should call the Fund’s distributor, Van Eck Securities Corporation at 1.888.MKT.VCTR for additional information.

Please retain this supplement for future reference.